                                                                    Exhibit 10.5


                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This Settlement Agreement and Mutual Release ("Agreement") is made and entered into as of this 28th day of November, 2000, by and among e-MedSoft.com, on the one hand (hereinafter `The Parties of the First Part" or "MED"), and StartNest, LLC., on the other hand (hereinafter "The Parties of the Second Part" or "StartNest"), with reference to the following facts:

                                    RECITALS

         StartNest and MED have had an investment-related and services-related dispute, and they wish to settle this and all disputes between them.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual agreements of the Parties, it is hereby agreed as follows:

         1. LOAN PAYMENT.

                  Immediately upon the execution of this Agreement, MED shall loan to StartNest the principal sum of $ 1,000,000 in the manner set out in the Promissory Note appended hereto as Exhibit "A" (hereinafter "Loan Payment"). All legal obligations in connection with such Loan Payment shall be precisely as set forth in the Promissory Note appended hereto as Exhibit "A."

         2. DELIVERY AND REGISTRATION OF SHARES.

                  Immediately upon the execution of this Agreement, MED shall deliver a total of 1,000,000 shares of its stock (the "Settlement Shares"). Within 30 days from the date hereof, or as soon thereafter as is practicable, MED shall file a registration statement with the Securities and Exchange Commission ("SEC') covering the Settlement Shares and shall use reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable. MED shall cause such registration statement to remain effective for one (1) year.

         3. SHARE CONDITIONS.

                  The Settlement Shares, and an additional 400,000 shares owned by StartNest, must be kept in trading accounts with a reputable brokerage firm (including but not limited to Dreyfus) provided that StartNest hereby promises that the following sale restrictions shall be followed in perpetuity: Any sale, resale, short-sale, hedging transaction or other transaction other than outright buying of MED stock (collectively "sale transaction") in which the public marketplace is utilized to obtain the monies necessary to complete the sale transaction shall be limited as follows: (a) StartNest shall not in any trading day engage in a sale transaction in which StartNest sells more than the 7,000 shares; and (b) StartNest may at its discretion, notwithstanding subsection 3(a) above and notwithstanding any other fact or circumstance, engage in a sale transaction in which it sells up to 50,000 shares per trading day in any sale transaction occurring at a time when the public trading price of MED is above $20 per share. StartNest agrees to at all times comply with all applicable requirements, laws and regulations with respect to all transactions appertaining or relating to the trading of stock in MED.

         The certificates representing the Settlement Shares shall bear appropriate legends reflecting the restrictions on transfer imposed by law as well as the volume restrictions provided for in this paragraph 3.

         4. MUTUAL RELEASES.

                  a. Excepting the obligations set out in this Agreement, the Parties of the First Part, for themselves and for their shareholders, officers, directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with them or on their behalf do hereby forever and finally release, relieve, acquit, remise, absolve and discharge the Parties of the Second Part and their respective past and present parents, employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, and children from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the Parties of the First Part may have against the Parties of the Second Part(or against their past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses and/or children) based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment from the beginning of time to the last date of execution hereof, including, without limitation matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time to and including the last date of execution hereof. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement.

                  b. Excepting the obligations set out in this Agreement, the Parties of the Second Part, for themselves and for their shareholders, officers, directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with them or on their behalf, does hereby forever and finally release, relieve, acquit, remise, absolve and discharge the Parties of the First Part and their respective past and present parents, employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, and children from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the Parties of the Second Part may have against the Parties of the First Part(or against their past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses and/or children) based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment from the beginning of time to the last date of execution hereof, including, without limitation matters existing by reason of any contract

(express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time to and including the last date of execution hereof. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement.

                  c. As used herein, the term "related companies" shall mean any person or company that a person released by operation of this Agreement has an ownership interest in or a legal affiliation with, whether that interest or legal affiliation is held or reflected as a partnership interest (in the case of a partnership), a membership interest (in the case of a limited liability company), a stock interest (in the case of a corporation), a joint venture interest (in the case of other contractual relationships) or any other interest recognized under the law, it being the intention of the parties that all "related companies" of the persons released above shall by this document be released as well from any liability and shall receive the same protection under this Agreement as has been provided to the persons actually named herein.

         5. FINALITY AND SCOPE OF RELEASES. The patties hereto acknowledge and agree that it is their intention, through this Agreement and the releases set forth above, to fully, finally and forever settle and release each other from all those matters released herein, and all claims related thereto, which do now exist, may exist or heretofore have existed or may hereafter exist. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved party.

         6. RELEASES OF UNKNOWN OR UNSUSPECTED CLAIMS. The parties have been informed by their respective attorneys and advisors about California Civil Code section 1542, and the parties acknowledge that they are familiar with and hereby expressly waive the provisions of this section, and any similar statute, code, law or regulation of any state in the united states to the fullest extent that they may waive such rights and benefits. Section 1542 of the California Civil Code provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         7. FINAL ACCORD AND SATISFACTION. This Agreement and the releases contained herein are intended to be final and binding between the parties hereto and are further to be effective as a full and final accord and satisfaction between the parties hereto, and each party to this Agreement expressly relies on the finality of this Agreement as a substantial, material factor inducing that party's execution of this Agreement.

         8. GENERALITY AND SPECIFICITY OF RELEASES: COVENANT NOT TO SUE OR MAKE CLAIMS.

                  The parties hereto intend these releases to be construed in the broadest possible terms so that the effect of this Agreement is that the persons released hereby may not be sued by the persons releasing them hereby, whether directly or indirectly, and no claims may be made related to such releases whether by way of offset or otherwise or indeed in any manner and for any reason, under any theory of fact under any theory of law, under any alleged set of facts, under any alleged reading of the law and under or pursuant to any claim of any kind, including (without limitation) claims for negligence, breach of contract, fraud, theft, breach of fiduciary duty, lender liability and indeed for say of the disputes set out in any of the recitals set forth above.

         9. REPRESENTATIONS AND WARRANTIES. The parties hereto further represent and warrant to one another as follows:

                  a. Each party is the sole and lawful owner of all right, title and interest in and to every claim and other matter which the party releases herein or which the party assigns herein, and said party has not heretofore assigned or transferred or purported to assign or transfer to any person, firm or entity any claims or other matters herein released or assigned herein. Each party agrees to defend and indemnify each other party against any claim based on, arising out of, or in connection with, any such transfer or assignment or purported transfer or assignment in violation of this representation.

                  b. Each party hereto has received independent legal advice from attorneys of that party's choice with regard to the advisability of execution of this Agreement and the releases provided for hereinabove. Prior to the execution of this Agreement by each party, that party's attorney reviewed this Agreement and discussed the Agreement with the party, and the party has made all desired changes.

                  c. All parties signing below in representative capacities have actual authority to execute this Agreement.

                  d. All parties to this understand that until the Registration Statement contemplated in paragraph 2 hereof is declared effective, the shares have been qualified with any state securities authority, the shares of common stock of MED covered by this agreement, may not be offered, sold or otherwise transferred, assigned, placed or hypothecated unless MED has received an opinion of counsel satisfactory to it and its counsel that such registration and qualification is not required.

                  e. StartNest has substantial experience in evaluating and investing in private equity transactions in companies similar to MED so that it is capable of evaluating the merits and risks of its investment in MED and has the capacity to protect its own interest. StartNest understands that it must bear the economic risk of this investment indefinitely unless the shares are registered pursuant to the Securities Act or an exemption from registration is available.

                  f. StartNest is acquiring the shares covered by this agreement for its own account for investment only, and not with a view towards distribution.

                  g. StartNest represents that it is an accredited investor within the meaning of Regulation D under the Securities Act

                  h. StartNest has received and read the financial statements for MED and has had an opportunity to discuss MED's business, management and financial affairs with management of MED and has had the opportunity to review MED's operations and facilities. StartNest has also had the opportunity to ask questions of, and receive answers from, MED and its Management regarding the terms and conditions of its investment in the securities of MED.

     10. MISCELLANEOUS PROVISIONS

                  a. This Agreement may be signed in counterparts, any two signatures of which shall constitute a binding and enforceable agreement as between or among each of the signatories hereto.

                  b. The headings of this Agreement are inserted for convenience and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

                  c. This Agreement, and any attachments, and the term and conditions contained therein, are each made an integral part of this Agreement by this reference as though fully set forth in this Agreement. Recitals am also incorporated by this reference. The masculine shall include the feminine and the neuter, and the plural and singular shall be used interchangeably so that the meaning of this Agreement may be affected properly.

                  d. This Agreement (including the exhibits hereto) and any agreements incorporated herein by reference constitute the entire agreement between the parties pertaining to the subject matter contained herein and supersede any and all prior and contemporaneous agreements, representations and understandings (whether oral, written or both) of the parties with respect to the subject matter hereof. In the case of this Agreement, there have been no prior or contemporaneous agreements, representations and understandings between or among the parties hereto, and the only agreement that formed the topic of negotiations and discussions is contained herein. All prior negotiations, agreements, understandings and statements made between the parties hereto which have occurred on any subject at any time prior to the execution of this Agreement with regard to the subject matter of this Agreement are hereby superseded and merged into this integrated Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by a subsequent amendment in writing signed by all parties hereto. Accordingly, this Agreement may not be so modified by a writing that is unsigned by one or all of the parties hereto and this Agreement may not be modified by any oral amendment, oral agreement or other oral modification. In fact, any oral amendment and/or written modification that remains unsigned by all parties hereto is invalid in that the parties intend that there is no consideration for any future promises that are not contained in writing and the parties hereto specifically agree that this be the case.

                  e. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, are material and have been, or will be relied upon by the parties, notwithstanding any investigation made by the parties or on behalf of them.

                  f. This Agreement shall be construed and governed by the laws of the State of California. The parties hereby consent to the jurisdiction of the federal and state courts located in Los Angeles, California, for any action or suit arising out of this Agreement, and waive any defense to such jurisdiction, including, without limitation, any defense based on venue or inconvenient forum

                  g. The parties hereby acknowledge and agree that they have received independent legal advice from attorneys of their choice with regard to the advisability of execution of this Agreement and the releases provided for hereinabove. Prior to the execution of this Agreement by each party, that party's attorney reviewed this Agreement and discussed the Agreement with the party, and the party has made all desired changes.

                  h. This Agreement shall not constitute or be construed as an admission of wrongdoing or liability by any party hereto, the same being denied.

                  i. All agreements, acknowledgments, warranties, representations and recitals hereunder shall -- in addition to their express characterization hereunder -- constitute recitals under the California Evidence Code and as such all agreements, acknowledgments, warranties, representations and recitals hereunder shall be and are conclusively deemed to be true and binding upon the party hereto under the provisions of California Evidence Code, section 622.

                  j. This Agreement may not be assigned, in whole or part, by any party hereto to any other person.

         WHEREFORE, the parties have executed this Agreement as of the date set forth above intending to be legally bound to the terms and conditions of this Agreement.

E-MEDSOFT.COM                              STARTNEST, INC.


By:________________________                By:  Paramjeet S. Dargan
                                               _______________________
     JOHN F.  ANDREWS,                         _______________________
     President and CEO                              General Partner
                                               _______________________

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This Settlement Agreement and Mutual Release ("Agreement") is mad and entered into as of the 28th day of November, 2000, by and among the Investor identified in the signature block below (hereinafter the Parties of the First Part"), and StartNest, LLC, on the other hand (hereinafter "The Parties of the Second Part" or "StartNest"), with reference to the following facts:

                                    RECITALS

         StartNest and the Parties of the First Part have had an investment-related dispute, and they wish to settle this and all disputes between them.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual agreements of the Parties, it is hereby agreed as follows:

         1. DELIVERY OF SHARES.

                  Immediately upon the execution of this Agreement, the Parties of the First Part shall arrange for the delivery to StartNest of a total of 400,000 shares of E-MEDSOFT.COM (AMEX:MED). At the time they are issued, such shares shall be restricted shares within the meaning of Rule 144 and all similar rules and regulations.

         2. MUTUAL RELEASES.

                  a. Excepting the obligations set out in this Agreement, the Parties of the First Part, for themselves and for their shareholders, officers, directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with them or on their behalf, do hereby forever and finally release, relieve, acquit, remise, absolve and discharge the Parties of the Second Part and their respective past and present parents, employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, and children from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the Parties of the First Part may have against the Parties of the Second Part(or against their past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses and/or children) based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment from the beginning of time to the last date of execution hereof, including, without limitation matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time to and including the last date of execution hereof. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement.

                  b. Excepting the obligations set out in this Agreement, the Parties of the Second Part, for themselves and for their shareholders, officers, directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with them or on their behalf, does hereby forever and finally release, relieve, acquit, remise, absolve and discharge the Parties of the First Part and their respective past and present parents, employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, and children from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the Parties of the Second Part may have against the Parties of the First Part (or against their past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses and/or children) based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment from the beginning of time to the last date of execution hereof, including, without limitation matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time to and including the last date of execution hereof. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement.

                  c. As used herein, the term "related companies" shall mean any person or company that a person released by operation of this Agreement has an ownership interest in or a legal affiliation with, whether that interest or legal affiliation is held or reflected as a partnership interest (in the case of a partnership), a membership interest (in the case of a limited liability company), a stock interest (in the case of a corporation), a joint venture interest (in the case of other contractual relationships) or any other interest recognized under the law, it being the intention of the parties that all "related companies" of the persons released above shall by this document be released as well from any liability and shall receive the same protection under this Agreement as has been provided to the persons actually named herein.

         3. FINALITY AND SCOPE OF RELEASES. The parties hereto acknowledge and agree that it is their intention, through this Agreement and the releases set forth above, to fully, finally and forever settle and release each other from all those matters released herein, and all claims related thereto, which do now exist, nay exist or heretofore have existed or may hereafter exist. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved party.

         4. RELEASES OF UNKNOWN OR UNSUSPECTED CLAIMS. The parties have been Informed by their respective attorneys and advisors about California Civil Code section 1542, and the parties acknowledge that they are familiar with and hereby expressly waive the provisions of this section, and any similar statute, code, law or regulation of any state in the united states to the fullest extent that they may waive such rights and benefits. Section 1542 of the California Civil Code provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         5. FINAL ACCORD AND SATISFACTION. This Agreement and the releases contained herein are intended to be final and binding between the parties hereto and are further to be effective as a full and final accord and satisfaction between the parties hereto, and each party to this Agreement expressly relies on the finality of this Agreement as a substantial, material factor inducing that party's execution of this Agreement.

         6. GENERALITY AND SPECIFICITY OF RELEASES: COVENANT NOT TO SUE OR MAKE CLAIMS. The parties hereto intend these releases to be construed in the broadest possible terms so that the effect of this Agreement is that the persons released hereby may not be sued by the persons releasing them hereby, whether directly or indirectly, and no claims may be made related to such releases whether by way of offset or otherwise or indeed in any manner and for any reason, under any theory of fact, under any theory of law, under any alleged set of facts, under any alleged reading of the law and under or pursuant to any claim of any kind, including (without limitation) claims for negligence, breach of contract, fraud, theft, breach of fiduciary duty, lender liability and indeed for any of the disputes set out in any of the recitals set forth above.

         7. REPRESENTATIONS AND WARRANTIES. The parties hereto further represent and warrant to one another as follows:

                  a. Each party is the sole and lawful owner of all right, title and interest in and to every claim and other matter which the party releases herein or which the party assigns herein, and said party has not heretofore assigned or transferred or purported to assign or transfer to any person, firm or entity any claims or other matters herein released or assigned herein. Each party agrees to defend and indemnify each other party against any claim based on, arising out of, or in connection with, any such transfer or assignment or purported transfer or assignment in violation of this representation.

                  b. Each party hereto has received independent legal advice from attorneys of that party's choice with regard to the advisability of execution of this Agreement and the releases provided for hereinabove. Prior to the execution of this Agreement by each party, that party's attorney reviewed this Agreement and discussed the Agreement with the party, and the party has made all desired changes.

                  c. All parties signing below in representative capacities have actual authority to execute this Agreement.

                  d. All parties to this understand that until a registration statement covering the shares delivered under this Agreement is declared effective, and have been qualified with any applicable state securities authority, the shares of common stock of MED covered by this Agreement may not be offered, sold or otherwise transferred, assigned, placed or hypothecated unless MED has received an opinion of counsel satisfactory to it and its counsel that such registration and qualification is not required.

                  e. StartNest has substantial experience in evaluating and investing in private equity transactions in companies similar to MED so that it is capable of evaluating the merits and risks of its investment in MED and has the capacity to protect its own interest. StartNest understands that it must bear the economic risk of its investment in MED indefinitely unless the securities representing its investment are registered pursuant to the Securities Act or an exemption from registration is available.

                  f. StartNest is acquiring the shares covered by this agreement for its own account for investment only, and not with a view towards distribution.

                  g. StartNest represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                  h. StartNest has received and read the financial statements for MED and has had an opportunity to discuss MED's business, management and financial affairs with management of MED and has had the opportunity to review MED's operations and facilities. StartNest has also had the opportunity to ask questions of, and receive answers from, MED and its management regarding the terms and conditions of its investment in the securities of MED.

         8. MISCELLANEOUS PROVISIONS.

                  a. This Agreement nay be signed in counterparts, any two signatures of which shall constitute a binding and enforceable agreement as between or among each of the signatories hereto.

                  b. The headings of this Agreement are inserted for convenience and shall not affect the meaning or interpretation, of this Agreement or any provisions hereof.

                  c. This Agreement, and any attachments, and the terms and conditions contained therein, are each made an integral part of this Agreement by this reference as though fully set forth in this Agreement. Recitals are also incorporated by this reference. The masculine shall include the feminine and the neuter, and the plural and singular shall be used interchangeably so that the Meaning of this Agreement may be affected properly.

                  d. This Agreement (including the exhibits hereto) and any agreements incorporated herein by reference constitute the entire agreement between the parties pertaining to the subject matter contained herein and supersede any and all prior and contemporaneous agreements, representations and understandings (whether oral, written or both) of the parties with respect to the subject matter hereof. In the case of this Agreement, there have been no prior or contemporaneous agreements, representations and understandings between or among the parties hereto, and the only agreement that formed the topic of negotiations and discussions is contained herein. All prior negotiations, agreements, understandings and statements made between the parties hereto which have occurred on any subject at any time prior to the execution of this Agreement with regard to the subject matter of this Agreement are hereby superseded and merged into this integrated Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by a subsequent amendment in writing signed by all parties hereto. Accordingly, this Agreement may not be so modified by a writing that is unsigned by one or all of the parties hereto and this Agreement may not be modified by any oral amendment, oral agreement or other oral modification. In fact, any oral amendment and/or written modification that remains unsigned by all parties hereto is invalid in that the parties intend that there is no consideration for any future promises that are not contained in writing and the parties hereto specifically agree that this be the case.

                  e. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, are material and have been or will be relied upon by the parties, notwithstanding any investigation made by the parties or on behalf of them.

                  f. This Agreement shall be construed and governed by the laws of the State of California. The parties hereby consent to the jurisdiction of the federal and state courts located in Los Angeles, California, for any action or suit arising out of this Agreement, and waive any defense to such jurisdiction, including, without limitation, any defense based on venue or inconvenient forum.

                  g. The parties hereby acknowledge and agree that they have received independent legal advice from attorneys of their choice with regard to the advisability of execution of this Agreement and the releases provided for hereinabove. Prior to the execution of this Agreement by each party, that party's attorney reviewed this Agreement and discussed the Agreement with the party, and the party has made all desired changes.

                  h. This Agreement shall not constitute or be construed as an admission of wrongdoing or liability by any party hereto, the same being denied.

                  i. All agreements, acknowledgments, warranties, representations and recitals hereunder shall -- in addition to their express characterization hereunder -- constitute recitals under the California Evidence Code and as such all agreements, acknowledgments, warranties, representations and recitals hereunder shall be and are conclusively deemed to be true and binding upon the party hereto under the provisions of California Evidence Code, section 622.

                  j. This Agreement may not be assigned, in whole or part, by any party hereto to any other person.

         WHEREFORE, the parties have executed this Agreement as of the date set forth above intending to be legally bound to the terms and conditions of this Agreement.

"INVESTOR"

____________________________________
Name: ______________________________
Title: _____________________________



"STARTNEST"

____________________________________
Name:    Paramjeet S. Dargan
     _______________________________
Title:   GENERAL PARTNER
       _____________________________

                                 PROMISSORY NOTE

$1,000,000                     October 31, 2000                   Los Angeles,
                                                                  California

         For value received, StartNest, LLC ("Borrower") hereby promises to pay to the order of e-MedSoft.com the principal sum of $1,000,000, plus interest at the rate of eight percent (8%) per annum, with the entire principal sum plus all accrued interest being fully due and payable on September 30, 2003 (hereinafter "Maturity Date").

         Principal and interest payable in lawful money of the United States of America.

         In the event that on the Maturity Due the sum of: (a) the amount of all cash and other property received by Borrower with respect to the Settlement Shares between the date hereof and the Maturity Date; AND (b) the aggregate Fair Market Value of any Settlement Shares (including additional shares issued as a result of stock splits or dividends) owned by Borrower is less than Ten Million Dollars ($10,000,000), all sums due and owing hereunder shall be forgiven and cancelled and deemed paid in full without any further action on the part of Borrower and Borrower shall have no further obligation, express or implied to e-MedSoft.com hereunder.

         During the term of this Promissory Note, Borrower shall provide eMedSoft.com on a quarterly basis with a report describing any cash receipts or other property received with respect to the Settlement Shares and the number of Settlement Shares owned as of the date of such report.

         In the event litigation is initiated hereunder, the prevailing party shall be entitled to reasonable attorney's fees and costs.

                                       STARTNEST, LLC

                                       By:   Paramjeet S. Dargan
                                           ___________________________________
                                       Print Name: Paramjeet S. Dargan
                                                  ____________________________
                                       Its: __________________________________